ORANGE
GRAPEFRUIT
APPLE
YOUNGBERRY
PUNCH
HANSEN'S
FRUIT
&
VEGETABLE

SAFE HARBOR STATEMENT

            This material contains certain “forward-looking” statements.  These statements are based on management’s current expectations and are naturally subject to uncertainty and changes in circumstances.  Actual results may vary materially from the expectations contained herein and readers/listeners are cautioned not to place undue reliance on any forward-looking comments.  For a review of specific risk factors, please refer to our statements filed at the Securities and Exchange
Commission.  Hansen Natural Corporation undertakes no obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

ORANGE
GRAPEFRUIT
APPLE
YOUNGBERRY
PUNCH
HANSEN'S
FRUIT
&
VEGETABLE

Hansen’s is a 70 year old trusted brand that stands for high quality beverages.

Hansen’s formulates and markets unique premium beverages at the forefront of consumer trends.

Hansen’s enjoys leadership positions in several beverage categories, including the natural soda, apple juice, and energy drinks.

Hansen’s is one of the fastest growing companies in the US.

Hansen’s is listed on the NASDAQ stock exchange symbol (HANS).

Mandarin Lime
NATURAL
Hansen's
SODA
Black Cherry
No Sugar!
Calorie Free
Diet Hansen's
SODA
No Caffeine
Splenda
Blue Sky
NATURAL SODA
COLA
GREEN TEA SODA
Blue Sky
NATURAL
Imperial Lime
100% Natural
Hansen's
Green Tea Soda
LEMON MINT

Natural Sodas

Hansen's
Smoothie
Strawberry Banana
Premium Nectar

MANGO
Hansen's
Smoothie
Low Carb

Hansen's
Junior Juice
Clifford
Apple Juice

Hansen's Natural
JUICE SLAM
NEW! SPORTS TEAM PACK!
Juice Slam
Juice Slam
Juice Slam
Juice Slam
Burstin' Berry
Awesome Apple
Totally Tropical
100% JUICE!
17 vitamins and minerals

Hansen's Natural
APPLE JUICE
100% JUICE
No Sugar Added
Plus
120% VITAMIN C

Fruit Juices

MONSTER
ENERGY
LO-CARB
MONSTER
ENERGY
ASSAULT
MONSTER
ENERGY
MONSTER
ENERGY • JUICE
KHAOS

Monster Energy Drinks

...lost
FIVE-O
ENERGY + JUICE
Rumba
energy
juice
100% JUICE
NON CARBONATED
UNBOUND
ENERGY
ACE
ENERGY
TAURINE
JOKER
MAD ENERGY
Blue Sky
Blue Energy
Hansen's
energy
PRO

Energy Drinks – Allied Brands

Millions
700.0
600.0
500.0
400.0
300.0
200.0
100.0
0.0
$112.9
$135.7
$224.1
$415.4
$695.9
2002
2003
2004
2005
2006

Annual Gross Sales
(net of cash discounts & returns)

+20%

+67%

+85%

+65%

HANSEN NATURAL CP
as of 2-Mar-2007
Splits:
60
40
20
0
Jan03
Jan04
Jan05
Jan06
Jan07
Millions
60.0
40.0
20.0
0.0
Copyright 2007 Yahoo! Inc.
http://finance.yahoo.com/

Stock Performance

Market Cap US $2.99 Billion

2 for 1 Split

4 for 1 Split

Beverage Forum Company of the Year

2004 and 2006

JAMES GRANT SLAMS
ALAN GREENSPAN
The Baddest Money Man
This Airline Coins Money
OCTOBER 31, 2005 | WWW.FORBES.COM
Forbes
SMALL-CAP
WINNERS
14 STOCKS
TO BUY NOW
ALSO
200
BEST-RUN
SMALL
COMPANIES
ENTREPRENEURS
OF THE YEAR
ENCORE ACQUISITION
CASHES IN ON
THE OIL BOOM

200 Best SMALL COMPANIES

The Top 10

What it takes to rise above the masses. By Lesley Kump and Jack Gage

IF YOU'RE LOOKING FOR A LIST OF THE HOTTEST SENSATIONS of the moment—you've come to the wrong place. Our list of the 200 Best Small Companies doesn't do flashes in the pan. It does, however, feature solid and consistent hitters that have performed well when measured over the last 12 months and the past five years, and are poised for another growth spurt.

Look, for example, at the 16 oil and gas companies this year. Eight of them have rigs in the Gulf of Mexico and may encounter a whack to operations in the third and fourth quarters. But as a group they should continue to show healthy balance sheets and, thanks to high energy prices, strong future cash flow.

With consumer spending holding reasonably well, retail and apparel are still strong categories, represented by 14 companies. But not just any entries that, say, expand via new units. We look for ones with sustained growth, like Hibbett Sporting Goods (number 74), whose same-store sales growth hit 6% last year.

The list is dominated by health and medical companies, 40 in all. They range from Cytyc (number 40), which develops tests for cervical and breast cancer screening, to newcomer Bentley Pharmaceuticals (number 76), a generic-drug maker.

Strong growth is not enough to make the list. A hint of trouble can banish a seemingly promising candidate. First Marblehead, which services student loans, looked great on paper. But its reliance on gain-on-sale accounting—perfectly legal—can distort results by booking revenue long before the cash comes in. (Separately, its chief executive resigned in late September after allegedly violating the company's gift policy.)

Fifteen companies grew off the list this year. Among them: Fair Isaac, which helps businesses analyze customers. An 11-year veteran of the 200 Best, the company moves on after racking up $786 million in sales over the last 12 months. Our members have revenue between $5 million and $750 million. Net profit margins must be greater than 5%, and share prices above $5 as of Sept. 29. We still exclude financial institutions, utilities and REITs. A tip of the green visor to William O'Neil & Co. in Los Angeles, which helped crunch the numbers.

1 Hansen Natural

Once a staid maker of fruit juices and sodas, the company unleashed a beast in 2002 with Monster Energy, a caffeine-loaded drink aimed at teens and thirtysomething males. Over the past 12 months sales have jumped 81% to $248 million—nearly three-quarters of that from energy drinks. Chief Executive Rodney Sacks is now after a bigger audience, with the more flavorful Monster Energy Assault, targeted at Little Leaguers, and Khaos, which contains 70% juice, aimed at more laid-back working stiffs and stay-at-home moms.

Natural
Hansen's
Soda
Mandarin Lime
Monster
Energy

407 FORBES • October 31, 2005

Forbes #1 Small Company 2005

FORTUNE
STEVE JOBS GETS PERSONAL
THE 100 FASTEST GROWING COMPANIES
FASTEST GROWING 2005
NASCAR
PIXAR
YAHOO!
PLUS INSIDE AMERICA'S FASTEST GROWING SPORT
A 2004 Ford Taurus racer, customized for FORTUNE, at the Richard Petty Driving Experience in Concord, N.C.

2005 FASTEST-GROWING
HANSEN NATURAL
'Unleash the beast!'
At a Glance
20
EARNINGS PER SHARE GROWTH
NET INCOME
REVENUE GROWTH
REVENUE
TOTAL RETURN
P/E
2005 RANK
COMMENTS
EURONET WORLDWIDE
EBAY
PAREXEL INTERNATIONAL
HANSEN NATURAL
ADVANCED NEUROMODULATION SYS.
URBAN OUTFITTERS
EDGE PETROLEUM
Handles electronic financial payments for ATMs, prepaid calls.
Online auctioneer marks fourth consecutive time on the list.
Manages clinical drug trials from 32 offices around the globe.
Energy-drink Monster juices sales at beverage firm.
Implantable medical devices use electrical current to manage pain.
Thrift-store cool meets the masses, gets teens to open their wallets.
Focus on Southwest.

Fortune Magazine Top 100 Fastest Growing Companies 2005

IBM: BEYOND OUTSOURCING (P.108)
THE EXECUTIVE-JET PILEUP (P.26)
BusinessWeek
HOT
GROWTH
100
COMPANIES
TO WATCH
PAGE 48

BusinessWeek #2 Company to Watch 2006

200BestSmallCompanies

Forbes

October 30, 2006

The Top 10

The best of the best.

By Jack Gage with Kurt Badenhausen and Maya Roney

Our list of the 200 Best Small Companies in America ferrets out the most robust, fundamentally disciplined public outfits with sales between $5 million and $750 million. To qualify, a company must have a share price above $5 as of Sept. 29, as well as a respectable return on equity and 12-month and 5-year growth figures for sales and net profits. These winners have come through a tough year, contending with suddenly high energy costs and a string, only recently broken, of 17 interest-rate hikes by the Fed. Not surprisingly, most of these 200 scrappy players carry low debt burdens. Twenty-one companies grew too large for our list this year; roughly 30% of last year's members were not invited back, typically because of declining earnings in recent quarters.

Investors have, by and large, recognized the superior performance of these companies, and so their shares are not cheap, although they tend to do well in bull markets for growth stocks. Recently value, not growth, has been the strong suit on Wall Street. Last year's list has gained 6.5% over the past 12 months, compared with 12.2% for the Russell 2000 Index.

MONSTER
MONSTER
MONSTER
KHAOS
MONSTER

2 Hansen Natural

FIVE-YEAR AVG

ROE[1]	SALES GROWTH	EPS GROWTH	NET MARGIN[2]	DEBT/EQUITY[3]
31	34%	78%	8.2%	8%

What started as the Fresh Juice Co. in the 1930's has burst into energy drinks, vitamin water and powdered juice—a splashy player in an $18.7 billion industry with double-digit annual growth. So sweet is the "alternative beverage" category that Coca-Cola and PepsiCo are stocking grocery shelves with their own versions. Outsourcing manufacturing and distribution keeps Hansen lean and lithe in a quirky business. It has increased marketing outlays 55% this year to get its brand out there at extreme sporting events and via in-store promotions. A looming challenge: a new energy drink called Cocaine, from Redux Beverages, a caffeine-laced concoction claiming to be 350% more powerful than Red Bull.

RANK '06	RANK '05	COMPANY (consecutive years on list) business	RETURN ON EQUITY 5-year average %	GROWTH: SALES 5-year average %	GROWTH: EPS 5-year average %	SALES Latest 12 months ($mil)	NET INCOME Latest 12 months ($mil)	RECENT PRICE ($)	P/E 2007 estimate	MARKET VALUE[1] ($mil)
1	-	**NutriSystem** direct-channel marketer of weight-management programs	26▲	55▲	105▲	414	56	62.29	22	2,259
2	1	**Hansen Natural** (3) distributes soft drinks & juices	31▲	34▲	78▲	479	88	32.48	20	2,946

Forbes #2 Best Small Company 2006

AMERICA'S 100 FASTEST-GROWING COMPANIES
MICHAEL DELL: "WE'RE IN THE PENALTY BOX."
FORTUNE
The Power Of Philanthropy
Love him or hate him, Bill Clinton is a force.
He's got Gates and even Murdoch onboard. A cool-eyed look at a new business model in the battle to save the world.
BY BETHANY McLEAN
PLUS ROBIN HOOD: WALL STREET'S WAR ON POVERTY BY ANDY SERWER

100 FASTEST-GROWING COMPANIES

The Class of '06

Welcome to our annual ranking of supercharged performers.

DURING THE 16 TIMES that FORTUNE has compiled our list of the 100 Fastest-Growing Companies, we've learned a few things. One is that sustaining growth at these levels ain't easy. Only 43 of the 100 companies from last year's list made the grade again this year. Another is that being in the right place at the right time can be just as important as how you run your business. The latest example: In 2005, oil prices averaged $52 a barrel, up from $38 a barrel in 2004. Hello! Almost a third of the companies on this year's list are in the energy sector, including No. 1, Vaalco Energy.

To compute the rankings, we use data from Zacks Investment Research and give equal weight to three factors: profit and sales growth (for three years through the first quarter of 2006) and three-year total return (through June). For additional details, see fortune.com.

[illegible]

2006 RANK / Company	Earnings-per-share growth: Rate / Rank	Net income	Revenue growth: Rate / Rank	Revenue	Total return: Rate / Rank	P/E	Comments
1 Vaalco Energy, Houston	147% / 21	$32.9	81% / 8	$93.0	[illegible] / 6	11	No secret here: Expensive oil translates into a gusher of sales.
2 Hansen Natural, Corona, Calif.	237% / 13	$75.0	61% / 22	$408.5	[illegible] / 1	27	Beverage maker gets its buzz from Monster brand energy drink.
3 Armor Holdings, Jacksonville	208% / 7	$140.9	89% / 4	$1,717.4	83% / 37	14	Global strife drives the market for this supplier of body armor.
4 Southern Copper, Phoenix	379% / 14	$1,623.3	51% / 28	$4,287.8	96% / 13	7	Bright copper prices boost growth; operations in Peru and Mexico.
5 LCA-Vision, Cincinnati	194% / 20	$35.4	51% / 34	$215.6	[illegible] / 6	23	The eyes have it: LASIK surgery provider operates 55 U.S. centers.
6 Palomar Medical Technologies, Burlington, Mass.	122% / 39	$20.2	46% / 41	$81.6	[illegible] / 5	28	Light and laser devices for hair removal, acne, and varicose veins.
7 Amedisys, Baton Rouge	121% / 30	$30.3	49% / 26	$408.1	[illegible]	17	Home-nursing care and hospice specialist is buying smaller firms.
8 Edge Petroleum, Houston	138% / 31	$35.6	61% / 7	$120.2	52% / [illegible]	16	Independent has 81% drilling success rate and record reserves.
9 Maverick Tube, Chesterfield, Mo.	280% / 5	$232.0	57% / 32	$1,787.5	[illegible]	10	Maker of pipes for oil and gas wells is set to merge with Tenaris.
10 Nucor, Charlotte	172% / 25	$1,334.8	44% / [illegible]	$12,923.5	58% / 30	8	Rising global demand helps nation's biggest steelmaker.
11 Frontier Oil, Houston	616% / 1	$295.7	38% / 87	$4,328.7	[illegible] / 7	10	Independent oil refiner and marketer enjoys run-up in prices.
12 Jupitermedia, Darien, Conn.	374% / 2	$82.0	98% / 37	$128.2	[illegible]	22	Digital-content provider draws 67% of sales from stock photos.

N.A. Not available. *The S&P 500 returned 11.2% annually over the same period. Through the quarter ended March 31, 2006. Grupo Mexico, Mexico City, owns 75% of the company. The company changed name from Southern Peru Copper, Oct. 31, 2005.

FORTUNE September 18, 2006

Fortune #2 Fastest Growing Company 2006

Advertising Age

MARKETING 50

What do these brands have in common? Great design and outreach to consumers, just for a start, P. S-1 method
MOTOROLA
Yuengling
PREMIUM

Monster | Mark Hall

MARK HALL IS a sort of Dr. Frankenstein, and his creation's growth is accelerating.

It's called Monster, but think gargantuan, not ghoulish. With sales volume up 17% year-to-date, Mr. Hall's energy drink in the oversized can with the glowing-green clawed M logo is giving rivals like Red Bull and Rockstar something to fear.

Mr. Hall is senior VP of Hansen Natural Corp., although his business card reads "Monster Man." "I'm not a business person," he says, noting that he studied chemistry in college. Still, he's the mastermind who dreamed up the extreme answer to Red Bull. Monster favors the scrappy underdog image and regularly subverts rivals' efforts. In-house produced marketing includes posters, limited print ads and PR stunts like a tricked-out hearse that visits events. His formula? "In most fights, the guy who quits first loses and we're not quitters," he says. "We've been doing this as long as anyone—and we're never going to quit. You can respect your competition but don't fear them." —KATE MACARTHUR

TAURINE + GINSENG
MONSTER
ENERGY

Advertising Age Top 50 Brands Award

Billions
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.66
$1.05
$2.12
$3.11
2003
2004
2005
2006

U.S. Energy Category $ Volume in All Channels

Source:  AC Nielsen Total US All Outlets Combined Excluding Wal Mart (Expansion Markets introduced in Convenience Channel in 2005)

Drug
3.5%
Mass
1.2%
Grocery
15.7%
Convenience
79.7%

2006 U.S. Energy Category Share $ Growth
by Retail Channel

Energy Category Total US $3.11 Billion

+47% vs YA

+48%

vs YA

+41%

vs YA

+37%

vs YA

+98%

vs YA

Source:  AC Nielsen Total US Excluding Wal Mart (Expansion Markets used in Convenience Channel)

+6.6
+1.4
+1.4
-1.2
-6.8
7.0
5.0
3.0
1.0
-1.0
-3.0
-5.0
-7.0
-9.0
Share Change vs YA
Monster
Rockstar
Full Throttle
No Fear
Red Bull

Source:  AC Nielsen Total US CTMM Expansion Full Year 2006

No other brand in the category has picked up as much share as Monster.

U.S. Energy Category 2006
Brand Share Change

All Other
19.5%
Red Bull
34.9%
Coke
7.5%
Pepsi
14.9%
Hansen's
23.2%

U.S. Energy Category
Manufacturer Share

Source:  AC Nielsen Total US CTMM Expansion Full Year 2006

U.S. Retail Pricing

Source:  AC Nielsen Total US CTMM Expansion Full Year 2006

Unit

Price

8oz Red Bull

$2.07

16oz Amp

$2.17

16oz Monster SKU's

$2.16

16oz No Fear SKU's

$2.15

16oz Adrenaline Rush

$2.14

16oz Rockstar SKU's

$2.13

16oz Full Throttle SKU's

$2.09

U.S. Distribution Partners

Monster Energy Positioning

Monster is a brand with an attitude - aggressive, sinister,
mysterious, cool and fun.  Monster is about action sports, rock music, partying, chicks, living life on the edge and going big.

Monster Drinkers

Young people of both sexes who are fearless, early
adapters, fashion forward, opinion leaders.

Sports Marketing

Monster Sports

Monster has assembled the most influential and core
professional athlete roster targeting the difficult to reach young adult in an edgy way.

100+ Professional Athletes

Monster Energy Kawasaki Race Team

Monster Energy has joined forces with Factory
Kawasaki to sponsor their entire race program.

MONSTER
ENERGY
Kawasaki

MONSTER
Kawasaki

O'NEAL
MONSTER
ENERGY
Kawasaki

Monster Energy Kawasaki Race Team

James Stewart

Tim Ferry

Team Monster Energy

Team Monster Energy/Pro Circuit/Kawasaki

Pro Circuit Supercross/Motocross

Chris Gosselaar

Ryan Villopoto

Ben Townley

Brett Metcalf

Christophe Pourcel

Team Monster Energy

Supercross/Motocross

Ivan Tedesco

2005 Supercross &
Motocross Lites Champion

Ricky Carmichael

15x Champion

Moto-GP

John Hopkins

LUCAS
OIL PRODUCTS
Alpha Trade
MONSTER
ENERGY
SHORT LINE
EXPRESS
MARKET
THESTRIP
AT LAS

Legendary six-time NHRA Champion

Kenny Bernstein

NHRA Drag Racing

SCORE Baja 1000 Team

Alan Pflueger

MONSTER
ENERGY
HUMMER
TOYO TIRES
lexar
PRO COMP
TOYO TIRES

TOYO TIRES

Dakar Rally Team

Robby Gordon

Rally Car

Driver Ken Block #43

2005 Rally America Rookie of the Year

X Games 12 Rally Racing Bronze Medalist

2006 Rally America Championship 2nd Place Overall

171 Foot Rally Car Jump for Stunt Junkies

Team Monster Energy

Snowcross

Tucker Hibbert

2007 Winter X-Games Gold Metal

Paul Thacker

world distance snowmobile jumping record holder

Team Monster Energy

Freestyle Snowcross

Chris Burandt

2007 Winter X-Games Gold Medal

Paul Thacker

world distance snowmobile jumping record holder

Team Monster Energy

Ryan Capes –
World record long distance jump

Mike Metzger – X-Games/Dew Tour

Adam Jones - X-Games/Dew Tour

Freestyle MX

Nate Adams

Team Monster Energy

TJ Lavin - X-Games/Dew Tour

Top BMX Competitor and Host
of MTV Road Rules Challenge

BMX

Ryan Guettler - X-Games/Dew Tour

Dave Mirra

Team Monster Energy

Skateboarding

Pierre-Luc Gagnon

Jake Brown

Greg
Lutzka

Jereme Rogers

Taylor Smith

Team Monster Energy

Surfing

Shane Dorian

Cory Lopez

Casey Brown

Dane Reynolds

Makua Rothman

Team Monster Energy

Snowboarding

Nate Holland – BoarderX

Winter X-Games Gold Medalist

US Olympic Team

Mark Frank Montoya –

Slopestyle

X-Games

Danny Kass -

Slopestyle/Superpipe

Winter X-Games Bronze medalist

US Olympic Team

Andy Finch -

US Olympic Team

Prescilla Levac –

Slopestyle

X-Games

Team Monster Energy

Freeskiing

CR Johnson – X-Games

Peter Olenick – X-Games

Corey Vanular – X-Games

Team Monster Energy

Wakeboarding

Melissa Marquardt - X-Games

Shane Bonifay - X-Games

Shawn Watson - X-Games

Daniel Watkins - X-Games

Danny Harf – X-Games

2006 PREVIEW: EARLIEST LOOK EVER!
MOUNTAIN BIKE ACTION
www.mbaction.com
SEA OTTER SHOWDOWN: YOUNG GUNS SHOCK TOP PROS
DON'T MISS THIS: 18 MUST-GO EVENTS
FACTS vs. FICTION: WHAT PROS REALLY EAT
COMPONENT EXPERTS PICK THE BEST OF THE BEST

Team Monster Energy

Sam Hill – 2006 World Champion

Mountainbike

Rich Houseman

Monster Army

SURF
Free DVD
CORY LOPEZ
RACER
tRACKS
PSYCHO!
SNOW BOARDING
CARMICHAEL'S CORNERING CLINIC
Motocross | New Bikes | Road Racing | Interviews | Off-Road
CycleNews
Haga and Corser
2006 PREVIEW: EARLIEST LOOK EVER!
MOUNTAIN BIKE ACTION
SEA OTTER SHOWDOWN
Boarding
SURFING
GREAT
HEAVY SHREDDING
WISHYOUWEREHERE
5 PERFECT WAVES TO FUEL THE DREAM
MOTOCROSS ACTION
2006 KAWASAKI KX250F

Magazine Coverage

AMA TOYOTA MOTOCROSS CHAMPIONSHIP

GRAVITY GAMES

Dew Action Sports Tour

X Games

WINTER X GAMES

amp'd mobile WORLD SUPERCROSS GP

amp'd mobile AMA SUPERCROSS SERIES

FIS

WORLD CUP

ESPN

Spike TV FIRST NETWORK FOR MEN

FOX SPORTS

OLN

CBS.com

MTV MUSIC TELEVISION

NBC

fuse

Discovery CHANNEL

FUEL

Television Coverage

Music

Ozzfest

Warped Tour

Headliner Bands

Local Bands

Monster Energy sponsors 50 of the most influential local
bands to infiltrate the local music and club scene.

Lifestyle

Wee Man

Matt Hotch

Rick Thorne

Field Marketing

Monster is a grassroots brand that can’t be built from a headquarters.

Monster Ambassador Teams

MAT

Brand Trial

1.5 Million samples delivered peer-to-peer

Collegiate Ambassador Team

CAT

Collegiate Ambassador Teams

Collegiate Ambassador Teams (CAT)

Large colleges and universities with 10,000+ students

CAT’s get Monster at all the right parties

Study halls are stocked with Monster during finals week

Monster is at all the right fraternity and sorority functions

Monster is at intramural sporting events

Billabong

makita

Kawasaki
Let the good times roll.

Wide Open
...RUNNING THE BAJA
wideopenbaja.com

Surfline
KNOW BEFORE YOU GO

FABTECH

KICKER
CAR STEREO

SUN DIEGO
BOARDSHOPS

KMC
WHEELS

Monster Allies

Monster has a host of credible marketing partners
that lend credibility to the brand.

MONSTER ENERGY
Tucker Hibbert
MONSTER ENERGY

MONSTER ENERGY
Ryan Guettler
rider photos
rider videos
rider news
team monster

www.MonsterEnergy.com

Extensive image focused web site deep in complexity and content.

  Daily updates with news and events keeps site fresh.

  Consumer interactive contests.

  Actively promoting traffic with web-based advertising and hyperlinks from other sites.

Las Vegas Monorail

35,000 riders per day

In car video screens
featuring action sports
athletes

Monster vending
machines are outselling
water vending

T.D.M.’s are our “Feet in the Street” to provide support where it does the most good - at account level.

  Trained sales professionals who don’t take “no” for an answer.

  T.D.M.’s sell-in product, set coolers and merchandise, building “quality distribution”.

  Logo identified vans supplied by HBC.

TRADE DEVELOPMENT MANAGERS

MONSTER
MONSTER
$5.88
Unleash the Beast!
Unleash the Beast!

Winning the war at retail

Trade Development Managers

[redacted]

TEAM
MONSTER/KAWASAKI
SUPERCROSS
GIVE-AWAY
5 GRAND PRIZE WINNERS
SUPERCROSS BIKE
100 FIRST PRIZE WINNERS
KLX110 PIT BIKE
MONSTER

[redacted]

OzzFest
2007
2 OZZFEST TICKETS
WITH
MONSTER MULTI PACK
PURCHASE

[redacted]

BACKYARD
WARPED
TOUR
VANS
WARPED TOUR '07
MAJOR
WARPED TOUR
BANDS
IN YOUR HOMETOWN
100 FIRST PLACE WINNERS WILL RECEIVE A CUSTOM
MONSTER
GUITAR AND AMP

[redacted]

DAVE MIRRA'S
ULTIMATE
GIVE-AWAY
10 WILL WIN
ONE WEEK
AT CAMP WOODWARD
WITH DAVE MIRRA
100 FIRST PLACE WINNERS
LIMITED EDITION

2007 Consumer Promotions

Jan. 1 - April 30

May 1 - Aug. 31

Sept. 1 - Dec. 31

Retail Activation of Marketing Platforms

May 1 – June 30

Merchandising Support

MONSTER

MONSTER
ENERGY

MONSTER
ENERGY

MONSTER

MONSTER
ENERGY

Wearables

New Products

The Juice is Loose…

The Magical smells in the air driving to
the Monster Energy Pipeline Pro Surf
competition on the North Shore of Oahu
was our inspiration for new Monster M-
80.

We started with a killer combo of tropical
juices, added in some original Monster
flavor then souped it up with a full load of
our potent Monster Energy blend.

Banzai!

Monster M-80…another radical “Juice
Monster” hybrid with explosive flavor and
the big bad Monster buzz you know and
love!

M-80

80% Juice - 100% Monster

MONSTER
ENERGY
MONSTER
ENERGY
8
PACK
8-16 FL OZ CANS
MONSTER
ENERGY
MONSTER
ENERGY
8